JPMORGAN SMALL CAP GROWTH FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/17/03	National Financial Partners Corp.

Shares            Price         Amount
700		  $23.00  	$16,100

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.61       N/A 	  0.01%	          0.01%

Broker
Merrill Lynch & Co., Inc.

Underwriters of National Financial Partners Corp.

Underwriters     	                Number of Shares
					----------------
Total					    115,700
					================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/18/03	Sigmatel, Inc.

Shares		Price		Amount
300     	$15.00		$4,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          1.60%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Sigmatel, Inc.

Underwriters     	                Number of Shares
Merrill Lynch & Co., Inc.		 4,263,751
J.P. Morgan Securities, Inc.		 3,079,375
CIBC World Markets Corp.		 1,065,937
Needham & Company, Inc.			 1,065,937
Adams, Harkness & Hill, Inc.		 75,000
JMP Securities LLC			 75,000
Lehman Brothers, Inc.			 75,000
Pacific Growth Equities, Inc.		 75,000
Southwest Securities, Inc.		 75,000
Thomas Weisel Partners LLC		 75,000
U.S. Bancorp Piper Jaffray, Inc.	 75,000
					----------------
Total					 10,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	GrafTech International LTD

Shares		Price		Amount
1,100      	$8.00		$8,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.40       N/A 	  0.01%	          0.01%

Broker
CIBC Work Markets Corp.

Underwriters of GrafTech International LTD

Underwriters*    	                Number of Shares
                                    	----------------
Total                               	 22,000,000
					================
*Underwriters and shares of underwriters not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Infinity Property & Casualty- Secondary

Shares		Price		Amount
1,550     	$30.50		$47,275

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.52       N/A 	  0.02%	          0.02%

Broker
UBS AG

Underwriters of Infinity Property & Casualty

Underwriters*    	                Number of Shares
                                    	----------------
Total                               	 7,850,465
					================

*Underwriters and shares of underwriters not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Nelnet, Inc.

Shares		Price		Amount
900     	$21.00		$18,900

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.47       N/A 	  0.01%	          0.01%

Broker
Bank of Bank of America

Underwriters of Nelnet, Inc

Underwriters*    	                Number of Shares
                                    	----------------
Total                               	 8,000,000
					================

*Underwriters and shares of underwriters not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/17/03	Orbitz, Inc.

Shares		Price		Amount
900     	$26.00		$23,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.63       N/A 	  0.01%	          0.28%

Broker
Goldman Sachs

Underwriters of Orbitz, Inc.

Underwriters*    	                Number of Shares
                                    	----------------
Total                               	 12,180,000
					================

*Underwriters and shares of underwriters not available at time of filing.